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                                                                   EXHIBIT 10.13

                     SECOND AMENDMENT TO SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of this 30th day of November, 2000, by and among SystemOne Technologies Inc. (f/k/a Mansur Industries Inc.), a Florida corporation (the "Company"), Hanseatic Americas LDC, Environmental Opportunities Fund II, LP and Environmental Opportunities Fund II (Institutional), LP (collectively, the "Lenders').

                                    RECITALS

         WHEREAS, the Company and the Lenders executed that certain Loan Agreement dated August 7, 2000, as amended by the terms of the First Amendment to the Loan Agreement dated as November 10, 2000 (as amended, the "Loan Agreement") and in connection therewith the parties also executed that certain Security Agreement dated August 7, 2000, as amended by the terms of a First Amendment to the Security Agreement dated as of November 10, 2000 (as amended, the "Security Agreement");

         WHEREAS, the Company the Lenders are contemporaneously herewith amending the Loan Agreement and now desire to amend the Security Agreement according to the terms of this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The first recital of the Security Agreement is hereby amended by deleting the phrase "amended on November 10, 2000" and substituting therefore a reference to "may from time to time be amended".

         2. Section 2 of the Security Agreement is hereby amended by deleting Section 2 in its entirety and substituting therefore a new Section 2 to read as follows:

                                    2. CREATION OF SECURITY INTEREST. As an
                           inducement to the Lenders, and each of them, to enter into the Loan Agreement, to made the Loan, and to secure prompt payment, performance and discharge in full of all the Borrower's obligations (hereinafter referred to as the "Obligations") on the part of the Borrower to be performed under the Loan Agreement and the Notes, the Borrower hereby unconditionally and irrevocably grants to the Lenders, and each of them, a continuing security interest, in lien upon and a right of set-off against all of the Collateral, which shall be senior and first-in-right with respect to all other security interests and liens other than the interest of Hansa Finance Limited Liability Company ("Hansa") pursuant to that certain Revolving Credit Loan Agreement dated November 30, 2000, as may from time to time be amended (hereinafter referred to as the "Senior Credit Agreement"), between the Borrower


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                           and Hansa and other Permitted Encumbrances (as
                           defined in the Loan Agreement). Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

         3. The third sentence of Section 4(a) of the Security Agreement is hereby deleted in its entirety and the following two new sentences substituted therefor:

                  The Borrower shall preserve the Collateral and abstain from and not permit the commission of waste with regard thereto; and shall not sell, lease, or transfer or otherwise dispose of any of the Collateral except: (I) (x) sales of inventory or dispositions of obsolete assets, (y) licensing to third parties and (z) sales of the Royalty (as defined in that certain Marketing and Distribution Agreement dated as of November 13, 2000 between the Borrower and Safety-Kleen Systems Inc. [the "Safety-Kleen Agreement"]), or part thereof, in each case under clauses (x), (y) and (z) immediately preceding in the ordinary course of business to third parties not constituting Affiliates (as defined in the Loan Agreement) of the Borrower and for consideration equal to the fair market value thereof (the interest so conveyed to any third party to be free of the lien of this Agreement) and (II) except as permitted by Section 5. For purposes hereof, performance by the Borrower of the Safety-Kleen Agreement shall not be deemed prohibited by this Agreement, nor shall Safety-Kleen Systems Inc. nor any Affiliate thereof be deemed an Affiliate of the Borrower by virtue of its holding of the warrant issued by the Borrower pursuant to the Safety-Kleen Agreement or of the shares underlying such warrant.

         4.       The references to "Capital" contained in the last sentence of
                  Section 4(a), and in Section 4(d) and in Section 5(a), of the Security Agreement are hereby deleted and a reference to "Hansa" substituted in lieu thereof.

         5. Section 20 of the Security Agreement is hereby amended by deleting Section 20 in its entirety and substituting a new
                  Section 20 to read as follows:

                                    20. SUBORDINATION. THE RIGHTS AND REMEDIES
                           OF THE LENDERS HEREUNDER ARE SUBJECT TO AND
                           SUBORDINATED TO THE TERMS AND PROVISIONS OF THOSE CERTAIN SUBORDINATION AGREEMENTS, EACH DATED NOVEMBER 30, 2000 ENTERED INTO BY THE LENDERS, RESPECTIVELY, WITH HANSA FINANCE LIMITED LIABILITY COMPANY.

         6. Except as specifically amended hereby, the Security Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

         7. This Amendment shall be deemed a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

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         8.       This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SYSTEMONE TECHNOLOGIES INC.


By:
    ---------------------------------

LENDERS

HANSEATIC AMERICAS LDC

By:  Hansabel Partners LLC

By:  Hanseatic Corporation

By:
    ---------------------------------
     Paul A. Biddelman
     President

ENVIRONMENTAL OPPORTUNITIES FUND II, L.P.
ENVIRONMENTAL OPPORTUNITIES FUND II (INSTITUTIONAL), L.P.

By:  Fund II Mgt. Co., LLC
General Partner

By:
    ---------------------------------
     Bruce McMaken
     Manager



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